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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934




                         Date of Report: June 28, 2002



                              ACORN PRODUCTS, INC.
             (Exact Name of Registrant as specified in its charter)




  Delaware                     0-22717                       22-3265462
---------------         -------------------------        -------------------
(State or other         (Commission File No.)               (IRS Employer
jurisdiction of                                         Identification Number)
incorporation or
organization)



                          390 W. Nationwide Boulevard
                              Columbus, Ohio 43215
                                 (614) 222-4400
               (Address, including zip code, and telephone number
                      including area code of Registrant's
                          principal executive offices)





                                      None
         (Former name or former address, if changed since last report)



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ITEM 5.     OTHER EVENTS.

                  On July 2, 2002, Acorn Products, Inc. (the "Company") issued a press release announcing that it had completed a transaction where entities representing a majority of the Company's shareholders invested $18 million for the purpose of repaying outstanding indebtedness. The Company also executed a five-year $45 million credit facility consisting of a $12.5 million term and a $32.5 million revolving credit component. A copy of the credit agreement is included as Exhibit 10.1 to this Form 8-K and incorporated by reference herein. The press release is included as Exhibit 99.1 to this Form 8-K and is incorporated herein by this reference. In connection with the transaction, the Company filed a Certificate of Designation creating a new series of Preferred Stock, a copy of which is included as Exhibit 3.1 and incorporated by reference herein. The Purchase Agreement relating to the $18 million investment is included as Exhibit 10.2 and incorporated herein by reference. In connection with the investment, the Company entered into a Stockholders' Rights Agreement and Registration Rights Agreements which are included as Exhibits 10.3, 10.4 and
10.5 to this Form 8-K and incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         (c)      EXHIBITS.

         Exhibit No.                           Description

                 3.1 Certificate of Designation of, Preferences and Relative, Participating, Optional and other Special Rights and Qualifications, Limitations and Restrictions of Series A Convertible Preferred Stock of Acorn Products, Inc.

                10.1 Revolving Credit, Term Loan and Security Agreement among Acorn Products, Inc. and Uniontools, Inc. as Borrower, CapitalSource Finance LLC, as Agent and Lender and other Lenders thereto, dated as of June 28, 2002.

                10.2 Purchase Agreement by and among Acorn Products, Inc. and Uniontools, Inc. as Issuers and TCW Special Credits and OCM Principal Opportunities Fund, L.P. as Purchasers, dated as of June 26, 2002.

                10.3 Stockholders' Rights Agreement by and among Acorn Products, Inc. and OCM Principal Opportunities Fund, L.P., Houlihan Lokey Howard & Zukin Capital, LLC and CapitalSource Holdings LLC, dated as of June 28, 2002.



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                10.4           Registration Rights Agreement by and among Acorn
                               Products, Inc. and OCM Principal Opportunities Fund, L.P., Houlihan Lokey Howard & Zukin Capital, LLC and CapitalSource Holdings LLC, dated as of June 28, 2002.

                10.5 Registration Rights Agreement by and among Acorn Products, Inc. and TCW Special Credits dated as of June 28, 2002.

                99.1 Press Release, dated July 2, 2002, entitled "Acorn Products Announces Completion of Financial Restructuring Transaction and Relocation of Distribution Facility."



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ACORN PRODUCTS, INC.


Date: July 2, 2002                By: /s/ John G. Jacob
                                     ----------------------------------------
                                        John G. Jacob, Vice President and
                                        Chief Financial Officer

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                                EXHIBIT INDEX


         Exhibit No.                            Description

                 3.1 Certificate of Designation of, Preferences and Relative, Participating, Optional and other Special Rights and Qualifications, Limitations and Restrictions of Series A Convertible Preferred Stock of Acorn Products, Inc.

                10.1 Revolving Credit, Term Loan and Security Agreement among Acorn Products, Inc. and Uniontools, Inc. as Borrower, CapitalSource Finance LLC, as Agent and Lender and other Lenders thereto, dated as of June 28, 2002.

                10.2 Purchase Agreement by and among Acorn Products, Inc. and Uniontools, Inc. as Issuers and TCW Special Credits and OCM Principal Opportunities Fund, L.P. as Purchasers, dated as of June 26, 2002.

                10.3 Stockholders' Rights Agreement by and among Acorn Products, Inc. and OCM Principal Opportunities Fund, L.P., Houlihan Lokey Howard & Zukin Capital, LLC and CapitalSource Holdings LLC, dated as of June 28, 2002.

                10.4 Registration Rights Agreement by and among Acorn Products, Inc. and OCM Principal Opportunities Fund, L.P., Houlihan Lokey Howard & Zukin Capital, LLC and CapitalSource Holdings LLC, dated as of June 28, 2002.

                10.5 Registration Rights Agreement by and among Acorn Products, Inc. and TCW Special Credits dated as of June 28, 2002.

                99.1 Press Release, dated July 2, 2002, entitled "Acorn Products Announces Completion of Financial Restructuring Transaction and Relocation of Distribution Facility."




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